                      Note 4: color process not changeable
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
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
AMERICAN BANK NOTE COMPANY                 PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
55TH STREET AT SANSOM STREET                               PROOF OF MAY 23, 2001
PHILADELPHIA, PA 19139                                     GENERAL MARITIME CORP.
(215) 764-8600                                                  H 70054 face
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SALES: R. JOHNS: 212-269-0339 X-13                OPERATOR: eg/rl/hj/eg
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/NET/BANKNOTE/HOME 46/GENERAL/H70054                              rev 5
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                                     [LOGO]

                          GENERAL MARITIME CORPORATION

              INCORPORATED UNDER THE LAWS OF THE MARSHALL ISLANDS

NUMBER                                                             COMMON STOCK
GMR                                                                    SHARES

THIS CERTIFICATE IS TRANSFERABLE IN          SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY AND RIDGEFIELD PARK, NJ           CUSIP Y2692M 10 3

THIS CERTIFIES THAT

IS OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH
                             OF THE COMMON STOCK OF

                          GENERAL MARITIME CORPORATION

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
         MELLON INVESTOR SERVICES LLC
                  TRANSFER AGENT AND REGISTRAR,

By

                 AUTHORIZED SIGNATURE
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


/s/ James Christodoulou                [Seal]                       /s/ Peter C. Georgiopoulos
CHIEF FINANCIAL OFFICER        GENERAL MARITIME CORPORATION         CHAIRMAN, CHIEF EXECUTIVE OFFICER
                           CORPORATE SEAL 2000 MARSHALL ISLANDS

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      This color proof is not a true representation of the actual document.
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

      The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and, if the corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the board to designate and fix the relative rights, preferences and limitations of other series.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM -- as tenants in common                                UNIF GIFT MIN ACT -- ...........Custodian.........
TEN ENT -- as tenants by entireties                                                 (Cust)                (Minor)
JT TEN  -- as joint tenants with right of                                           under Uniform Gifts to Minors
           survivorship and not as tenants                                          Act..........................
           in common                                                                            (State)


    Additional abbreviations may also be used though not in the above list.

For value received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------
|                                      |
---------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

        _________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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
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
AMERICAN BANK NOTE COMPANY                PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
55TH STREET AT SANSOM STREET                              PROOF OF MAY 23, 2001
PHILADELPHIA, PA 19139                                    GENERAL MARITIME CORP.
(215) 764-8600                                                 H 70054 back
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SALES: R. JOHNS: 212-269-0339 X-13                    OPERATOR:  eg
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/NET/BANKNOTE/HOME 46/GENERAL/H70054                            NEW
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